STATEMENT OF INVESTMENTS
BNY Mellon Natural Resources Fund

December 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.8%
Agricultural Products - 5.3%
Bunge	241,080	[a]	22,507,229
Darling Ingredients	78,968	[b]	5,471,693
			27,978,922
Aluminum - 5.7%
Alcoa	410,286		24,444,840
Norsk Hydro	676,495	[b]	5,340,336
			29,785,176
Commodity Chemicals - 2.0%
Tronox Holdings, Cl. A	439,372		10,558,109
Construction & Engineering - 4.0%
Fluor	849,259	[a,b]	21,036,145
Copper - 8.7%
First Quantum Minerals	618,530	[b]	14,801,299
Freeport-McMoRan	671,226		28,010,261
OZ Minerals	143,673	[b]	2,949,817
			45,761,377
Diversified Metals & Mining - 4.4%
Anglo American	456,461	[b]	18,634,138
MP Materials	96,803	[a,b]	4,396,792
			23,030,930
Electrical Components & Equipment - .3%
Stem	95,352	[b]	1,808,827
Environmental & Facilities Services - .3%
Li-Cycle Holdings	163,596	[a,b]	1,629,416
Fertilizers & Agricultural Chemicals - 14.6%
CF Industries Holdings	297,306		21,043,319
Corteva	203,801		9,635,711
Nutrien	293,856		22,097,971
The Mosaic Company	604,713		23,759,174
			76,536,175
Integrated Oil & Gas - 8.5%
Equinor	767,799		20,566,940
Occidental Petroleum	826,058		23,947,421
			44,514,361
Oil & Gas Drilling - .5%
Patterson-UTI Energy	322,111		2,721,838
Oil & Gas Equipment & Services - 3.5%
Liberty Oilfield Services, Cl. A	270,700	[b]	2,625,790

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
Oil & Gas Equipment & Services - 3.5% (continued)
Schlumberger		521,226		15,610,719
				18,236,509
Oil & Gas Exploration & Production - 23.6%
California Resources		63,107		2,695,300
Chesapeake Energy		146,175		9,431,211
Comstock Resources		675,174	[b]	5,462,158
Devon Energy		568,540		25,044,187
Diamondback Energy		87,107		9,394,490
EQT		953,675	[b]	20,799,652
Hess		312,461		23,131,488
Pioneer Natural Resources		105,415		19,172,880
Range Resources		372,422	[b]	6,640,284
Tourmaline Oil		77,679		2,507,933
				124,279,583
Oil & Gas Refining & Marketing - 15.4%
Archaea Energy		138,459	[a,b]	2,531,031
HollyFrontier		396,512	[b]	12,997,663
Marathon Petroleum		374,898		23,989,723
Phillips 66		236,998		17,172,875
Valero Energy		325,425		24,442,672
				81,133,964
Precious Metals & Minerals - .5%
Sibanye Stillwater		774,496	[b]	2,386,429
Renewable Electricity - 1.5%
NextEra Energy Partners		59,102	[a]	4,988,209
Sunnova Energy International		100,621	[a,b]	2,809,338
				7,797,547
Total Common Stocks (cost $379,602,842)				519,195,308
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,510,695)	0.07	4,510,695	[c]	4,510,695

Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,536,662)	0.07	5,536,662	[c]	5,536,662
Total Investments (cost $389,650,199)		100.7%		529,242,665
Liabilities, Less Cash and Receivables		(.7%)		(3,543,230)

Net Assets	100.0%	525,699,435

a Security, or portion thereof, on loan. At December 31, 2021, the value of the fund’s securities on loan was $13,671,825 and the value of the collateral was $13,865,784, consisting of cash collateral of $5,536,662 and U.S. Government & Agency securities valued at $8,329,122. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Natural Resources Fund

December 31, 2021 (Unaudited)

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	519,195,308	-	-	519,195,308
Investment Companies	10,047,357	-	-	10,047,357

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At December 31, 2021, accumulated net unrealized appreciation on investments was $139,592,466, consisting of $145,686,693 gross unrealized appreciation and $6,094,227 gross unrealized depreciation.

At December 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.